Accrued Severance	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Accrued Severance Abstract
ACCRUED SEVERANCE

NOTE 5 – ACCRUED SEVERANCE

Israeli law generally requires payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. The Israel pension and severance pay liability to employees are partially covered by regular deposits with recognized pension and severance pay funds under the employees’ names and through the purchase of insurance policies The amounts funded as above are not reflected in the balance sheet since they are not under the control and management of the Company. Although certain employees have waived their rights to receive severance pay on a portion of their salaries, the Company has recorded a provision for the full amount that would have been required under Israeli labor law.

NOTE 7 - ACCRUED SEVERANCE:

Israeli law generally requires payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. The Israel pension and severance pay liability to employees are covered mainly by regular deposits with recognized pension and severance pay funds under the employees’ names and through the purchase of insurance policies. The deposits include profits accumulated to the balance sheet date. The amounts funded as above are not reflected in the balance sheet since they are not under the control and management of the Company. Although certain employees have waived their rights to receive severance pay on a portion of their salaries, the Company has recorded a provision for the full amount that may have been required under Israeli labor law.

	December 31,
	2025	2024

Severance liability	$329,827	219,520
Funded portion	(153,734)	(95,539)
Severance liability, net of funded portion	$176,093	123,981